UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2016

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year.

On September 7, 2016, the Board of Directors of DaVita Inc. (the “Company”) adopted pursuant to Section 151 of the Delaware General Corporation Law an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company to add a provision that specifies the state or federal courts in Delaware as the exclusive forum for the adjudication of certain disputes.

The foregoing is only a summary of the principal features of the Amendment and is qualified in its entirety by reference to the text of the Amendment, which is included as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Text of Amendment to the Amended and Restated Bylaws of DaVita Inc., adopted on September 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: September 8, 2016	/s/ Kathleen A. Waters
Kathleen A. Waters Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Text of Amendment to the Amended and Restated Bylaws of DaVita Inc., adopted on September 7, 2016